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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material under § 240.14a-12
PMR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PMR CORPORATION
501 WASHINGTON STREET, 5TH FLOOR
SAN DIEGO, CALIFORNIA 92103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2001

TO THE STOCKHOLDERS OF PMR CORPORATION:

    NOTICE IS HEREBY GIVEN  that the 2001 Annual Meeting of Stockholders of PMR Corporation, a Delaware corporation ("PMR"), will be held on Wednesday, October 24, 2001 at 10:00 o'clock a.m., local time, at PMR's offices at 501 Washington Street, 5th Floor, San Diego, California (the "Annual Meeting") for the following purposes:

  1.
  To elect two directors to hold office until the 2004 Annual Meeting of Stockholders;

  2.
  To approve an amendment to PMR's 1997 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 1,000,000;

  3.
  To approve an amendment to PMR's Outside Directors' Non-qualified Stock Option Plan of 1992 to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 500,000; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on August 27, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS
Mark P. Clein Chief Executive Officer

San Diego, California
August 28, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PMR CORPORATION
501 WASHINGTON STREET, 5TH FLOOR
SAN DIEGO, CALIFORNIA 92103

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

October 24, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of PMR Corporation, a Delaware corporation ("PMR" or the "Company"), for use at the Annual Meeting of Stockholders to be held on October 24, 2001, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's offices at 501 Washington Street, 5th Floor, San Diego, California 92103. The Company intends to mail this proxy statement and accompanying proxy card on or about October 2, 2001, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by personal solicitation, telephone, telegram or other means of electronic communication by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on August 27, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business August 27, 2001, the Company had outstanding and entitled to vote 7,234,242 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 501 Washington Street, 5th Floor, San Diego, California, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is April 26, 2002. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2002 Annual Meeting of Stockholders notifies the Company of such matter prior to August 18, 2002, management of the Company will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

PROPOSAL 1

ELECTION OF DIRECTORS

    PMR's Amended and Restated Certificate of Incorporation and PMR's Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

    The Board is presently composed of seven members. There are two directors in the class whose term of office expires in 2001. The nominees for election to this class include Ms. Susan D. Erskine and Mr. Richard A. Niglio, currently directors of PMR who were previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2004 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

SUSAN D. ERSKINE

    Ms. Erskine, 48, was a co-founder of PMR in May 1988 and has been Executive Vice President, Secretary and a director of PMR since October 31, 1989. Ms. Erskine previously served in several operational and marketing management positions with acute care hospitals and health care management organizations. She holds a Master's degree in Health Science and completed post graduate work at Stanford University in Education and Psychology. She has extensive experience in program development, marketing and management of psychiatric programs, both inpatient and outpatient.

RICHARD A. NIGLIO

    Mr. Niglio, 58, has been a director of PMR since 1992. In June 2000, Mr. Niglio was appointed as President, Chief Executive Officer and a Director of Chumbo Holdings, Inc. From June 1998 until August 1999, he was Chairman and Chief Executive Officer of Equities Enterprises, Inc. From 1987 until May 1998, he was Chairman and Chief Executive Officer of Children's Discovery Centers of America, Inc. From 1982 until March 1987, he was President, Chief Executive Officer and a director of Victoria Station Incorporated. Prior to that time he held various executive positions with several major publicly held companies such as International Multifoods and Kentucky Fried Chicken Corporation. Mr. Niglio currently serves on the Boards of Directors of ShipExact.com, Inc., a private company providing fulfillment and other outsourcing services to the the e-commerce industry, and VCExperts.com, Inc., a venture capital infoportal and services company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF EACH NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS

ALLEN TEPPER

    Mr. Tepper, 53, was a co-founder of PMR in May 1988 and has served as Chairman of the Board of PMR since October 31, 1989. Mr. Tepper previously served as Chief Executive Officer of PMR from October 1989 to May 1999, and as President from October 1989 to April 1997. Mr. Tepper was a co-founder of Consolidated Medical Corp. in 1979, which was engaged in outpatient clinic management for acute care hospitals in the Philadelphia area. The company was sold to the Berwind Corporation in 1984 and Mr. Tepper remained with the company until December 1986 as Senior Vice President. Mr. Tepper serves as Chairman of the Board of Paidos Health Management Services, Inc., a privately-held neo-natal managed care company. Mr. Tepper holds a Masters of Business Administration degree from Northwestern University and a Bachelors degree from Temple University.

CHARLES C. MCGETTIGAN

    Mr. McGettigan, 56, has been a director of PMR since 1992. Mr. McGettigan was a co-founder in November 1988 and remains a Managing Director of McGettigan, Wick & Co., Inc., an investment banking firm. He is a general partner of Proactive Investment Managers, L.P., a limited partnership which, through its holdings, is a principal stockholder of PMR. See "Security Ownership of Certain Beneficial Owners and Management." Mr. McGettigan has previously served as an investment banker with Blyth Eastman Dillon & Co. (1970-1980); Dillon, Read & Co., Inc. (1980-1982); Woodman, Kirkpatrick & Gilbreath (1983-1984); and Hambrecht & Quist (1984-1988). Mr. McGettigan serves on the Boards of Directors of Cuisine Solutions, Inc., Modtech, Inc., Onsite Energy, Sonex Research, and Tanknology—NDE.

MARK P. CLEIN

    Mark P. Clein, 42, has been a director of PMR since 1999. Mr. Clein has served as Chief Executive Officer of PMR since May 14, 1999, and previously served as Executive Vice President and Chief Financial Officer of PMR from May 1996 to May 1999. Prior to joining PMR, Mr. Clein was a Managing Director of Health Care Investment Banking for Jefferies & Co., an investment banking firm, from August 1995 to May 1996. Previously, Mr. Clein was a Managing Director of the investment banking firms of Rodman & Renshaw, Inc.(March 1995 to August 1995) and Mabon Securities Corp.(March 1993 to March 1995) and served as a Vice President with Sprout Group, an affiliate of Donaldson, Lufkin and Jenrette, Inc. (May 1991 to March 1993), and a Vice President and partner with Merrill Lynch Venture Capital, Inc. (1982 to February 1990 and August 1990 to February 1991).

Mr. Clein holds a Masters of Business Administration degree from Columbia University and a Bachelors degree from the University of North Carolina.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

EUGENE D. HILL, III

    Mr. Hill, 49, has served as a director of PMR since 1995. Mr. Hill is a Partner with Schroder Ventures Life Sciences, a venture capital firm, since April 1999. Previously, Mr. Hill was with Accel Partners, a venture capital firm, since 1994 and a General Partner of the firm since 1995, where he focused on healthcare service investments. Prior to that time, he was President of Behavioral Health at United HealthCare Corporation from 1992 to 1994. From 1988 to 1992, he served as President and CEO of U.S. Behavioral Health, a managed behavioral healthcare company he built from a start-up to a national enterprise. Previously Mr. Hill was the President and Chairman of Sierra Health and Life Insurance Company. Prior to Sierra, he served as the Administrator of the Southern Nevada Memorial Hospital and the Boston City Hospital. He has been a managed healthcare consultant and venture capital advisor, and serves on the Boards of Directors of US Pathology Labs, Cogent Healthcare, Navix Radiology Systems, Phase Forward, Physicians Dialysis, MD Everywhere, EMED Technologies, and Cadent. He is a graduate of Middlebury College, received his M.B.A. in health care administration from Boston University and has completed Harvard University's Executive Program in Health Systems Management.

SATISH K. TYAGI

    Mr. Tyagi, 45, has served as a director of PMR since 2000. Mr. Tyagi is currently Principal of Delta Capital & Research, a financial advisory and strategic consulting firm focused on healthcare IT and medical technology. He is also currently engaged with Schroder Ventures Life Sciences, a venture capital firm, as Venture Partner. Previously, Mr. Tyagi was with investment banks SG Cowen Securities Corp., where he was Managing Director, Institutional Research since 1997, and Jefferies & Co., where he was Managing Director, Equity Research, since 1995. Mr. Tyagi serves on the Board of Directors of Superior Consultant Holdings Corp. Mr. Tyagi received his M.B.A. in Finance from New York University and a Bachelors degree in Economics from University of Delhi, New Delhi.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended April 30, 2001 the Board of Directors held five (5) meetings. The Board has an Audit Committee, Compensation Committee, and a Privacy and Compliance Committee.

Audit Committee

    The Audit Committee currently consists of three non-employee directors, Messrs. McGettigan (Chairman), Hill and Niglio. The audit committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the selection of our independent accountants, the scope of the annual audits, fees paid to the independent accountants, the performance of our independent accountants and our accounting practices. The Board has adopted and approved a charter for the audit committee, a copy of which is attached hereto as Appendix A. During fiscal year 2001, the audit committee held 2 meetings.

    The board has determined that Messrs. McGettigan, Hill and Niglio are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

Compensation Committee

    The Compensation Committee is responsible for continually reviewing PMR's compensation and benefit programs and making recommendations regarding these programs to the Board from time to time. The Committee consists of Messrs. Niglio (Chairman) and Hill. The Compensation Committee conducted one (1) meeting during fiscal year 2001.

Privacy and Compliance Committee

    The Privacy and Compliance Committee has primary responsibility for corporate compliance oversight of PMR and issues related to the Company's health information business. The Committee consists of Messrs. Hill (Chairman), McGettigan, Niglio, and Fred D. Furman, President and General Counsel. The Privacy and Compliance Committee conducted four (4) meetings during fiscal year 2001.

    During the fiscal year ended April 30, 2001, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by each of the committees on which he or she served.

PROPOSAL 2

AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN TO INCREASE SHARES

    PMR's 1997 Equity Incentive Plan (the "Incentive Plan") was originally adopted by the Board of Directors in February 1990 and approved by the PMR stockholders in August 1990. As a result of a series of amendments, as of August 7, 2001, there were 3,000,000 shares reserved for issuance under the Incentive Plan. For your reference, a copy of the Incentive Plan as proposed to be amended is attached as Appendix B. At August 7, 2001, options (net of cancelled or expired options) covering an aggregate of 2,351,049 shares had been granted under the Incentive Plan and 648,951 shares (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of options) remained available for future grant under the Plan. On August 8, 2001, the Board approved an amendment to the Incentive Plan, subject to PMR stockholder approval, to increase the number of shares authorized for issuance under the Incentive Plan from 3,000,000 shares to 4,000,000. This amendment is intended to afford PMR greater flexibility in providing employees with stock incentives and to ensure that PMR can continue to provide such incentives at levels determined appropriate by the Board. PMR stockholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the PMR stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

    The essential features of the Incentive Plan, as amended, are outlined below:

GENERAL

    The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "Stock Awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

    The Incentive Plan provides a means by which selected employees and directors of and consultants to PMR and its affiliates could be given an opportunity to purchase stock in PMR, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of PMR.

ADMINISTRATION

    The Incentive Plan is administered by the Board of Directors. The Board has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which Stock Awards will be granted, the number of shares to be subject to the Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the exercise price, the type of consideration and other terms of the Stock Award. The Board is authorized to delegate administration of the Incentive Plan to a committee of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code, or solely of two or more non-employee directors. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board (the "PMR Compensation Committee"). As used herein with respect to the Incentive Plan, the "Board" refers to the Board's Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

    Incentive stock options may be granted under the Incentive Plan only to employees (including officers and employee-directors) of PMR and its affiliates. Employees (including officers), directors and consultants are eligible to receive Stock Awards other than incentive stock options.

    No incentive stock option may be granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of PMR or any of its affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. To the extent an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of PMR and its affiliates and determined for each share as of the date the option to purchase the shares was granted) in excess of $100,000, any such excess options will be treated as nonstatutory stock options. No person may be granted options covering more than 400,000 shares of PMR Common Stock per calendar year.

STOCK SUBJECT TO THE INCENTIVE PLAN

    If any Stock Award granted under the Incentive Plan expires or otherwise terminates in whole or in part without having been exercised in full (or vested in the case of restricted stock), the PMR Common Stock not purchased under such Stock Award will revert to and again become available for issuance under the Incentive Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT.  The exercise price for an incentive stock option cannot be less than 100% of the fair market value of the PMR Common Stock on the date of the option grant (110% for holders deemed to own more than 10% of the outstanding voting power of PMR) and the exercise price for a nonstatutory stock option cannot be less than 85% of the fair market value of the PMR Common Stock on the date of option grant. On August 8, 2001, the closing price of PMR's Common Stock as reported on the Nasdaq National Market was $1.50 per share.

    The Board of Directors has the authority, with the consent of affected holders, to reprice outstanding options and to offer optionees the opportunity to replace outstanding options with new options for the same or a different number of shares. To the extent required by Section 162(m) of the Code, an option repriced under the Incentive Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 400,000 share limitation.

    The exercise price of options granted under the Incentive Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other PMR Common Stock, or (ii) pursuant to a deferred payment or other arrangement, or (c) in any other form of legal consideration acceptable to the Board.

    EXERCISE/VESTING.  Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares of stock covered by currently outstanding options under the Incentive Plan typically vest at the rate of 20% per year during the optionee's employment or services as a director or consultant. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but any unvested shares so purchased shall be subject to a repurchase right in favor of PMR or to any other restriction the Board determines to be appropriate. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing PMR to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned and unencumbered stock of PMR or by a combination of these means.

    TERM.  The maximum term of options under the Incentive Plan is 10 years. An optionee whose relationship with PMR or any related corporation ceases for any reason (other than by death or permanent and total disability) may exercise options in the period specified by the Board following such cessation. Options may be exercised for up to twelve months after an optionee's relationship with PMR and its affiliates ceases due to disability, and up to twelve months following an optionee's death (unless such options expire sooner or later by their terms).

    RESTRICTIONS ON TRANSFER.  No stock option may be transferred by the optionee other than by will or the laws of descent or distribution, provided that the Board may grant a nonstatutory stock option that is transferable, and provided further that an optionee may designate a beneficiary who may exercise the option following the optionee's death. In addition, shares subject to repurchase by PMR under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PAYMENT.  The purchase price under a restricted stock purchase agreement shall be such amount as the Board of Directors shall determine and designate in such agreement, however, stock bonuses may be awarded in consideration of past services actually rendered without a purchase payment. In no event shall the purchase price of such restricted stock purchase agreement be less than eighty-five percent (85%) of the stock's fair market value on the date said award is made.

    The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either (a) in cash at the time of purchase; or (b) at the discretion of the Board, according to a deferred payment or other arrangement or (c) in any other form of legal consideration acceptable to the Board. The Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to PMR or for its benefit.

    VESTING.  Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of PMR in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

    RESTRICTIONS ON TRANSFER.  Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Incentive Plan or subject to any Stock Award granted under the Incentive Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Incentive Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan and the type of security, number of shares and price per share of stock subject to such outstanding Stock Awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of PMR, or of a specified type of merger or other corporate reorganization to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the Incentive Plan or substitute similar Stock Awards for those outstanding under such plan, or such outstanding Stock Awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the Incentive Plan, or to substitute similar options, then the time during which such Stock Awards may be exercised may be accelerated and the Stock Awards terminated if not exercised during such time. The acceleration of a Stock Award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of PMR.

DURATION, AMENDMENT AND TERMINATION

    The Board of Directors may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Subject to stockholder approval of this Proposal 2, the Incentive Plan will terminate October 6, 2008 unless sooner terminated by the Board.

    The Board may also amend the Incentive Plan at any time or from time to time. The Board may amend the terms of any already granted option at any time or from time to time (subject to the consent of the holder). However, no amendment will be effective unless approved by the stockholders of PMR to the extent stockholder approval is necessary for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS.  Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or PMR by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, PMR will generally be entitled (subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS.  Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or PMR by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, PMR is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, PMR will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who are subject to Section 16(b) of the Exchange Act or who acquire stock subject to certain repurchase rights.

    RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES.  Restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

    Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, PMR is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, PMR will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from PMR, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

    Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

PROPOSAL 3

AMENDMENT TO THE OUTSIDE DIRECTORS' NON-QUALIFIED
STOCK PLAN OF 1992 TO INCREASE SHARES

    PMR's Outside Directors' Non-qualified Stock Plan of 1992 (the "Outside Directors' Plan") was originally adopted by the Board of Directors and approved by the PMR stockholders in August 1992. As of August 7, 2001, there were 525,000 shares reserved for issuance under the Outside Directors' Plan. For your reference, a copy of the Outside Directors' Plan as proposed to be amended is attached as Appendix C. At August 7, 2001, options (net of cancelled or expired options) covering an aggregate of 462,000 shares had been granted under the Outside Directors' Plan and 63,000 shares (plus any shares that might in the future be returned to the Outside Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Plan. On August 8, 2001, the Board approved an amendment to the Outside Directors' Plan, subject to PMR stockholder approval, to increase the number of shares authorized for issuance under the Outside Directors' Plan from 525,000 shares to 1,025,000. This amendment is intended to afford PMR greater flexibility in providing outside directors with stock incentives and to ensure that PMR can continue to provide such incentives at levels determined appropriate by the Board. PMR stockholders are requested in this Proposal 3 to approve the Outside Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Outside Directors' Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the PMR stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

    The essential features of the Outside Directors' Plan, as amended, are outlined below:

GENERAL

    The Outside Directors' Plan provides for the grant of non-statutory stock options that are not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of non-statutory stock options.

PURPOSE

    The Outside Directors' Plan provides a means by which outside directors could be given an opportunity to purchase stock in PMR, to encourage outside directors to take a personal proprietary interest in and exert maximum efforts for the success of PMR, to assist in retaining the services of the outside directors, and to attract other persons of quality to become directors of PMR.

ADMINISTRATION

    The Outside Directors' Plan is administered by the Board of Directors. The Board is authorized to delegate administration of the Outside Directors' Plan to a Committee appointed by the Board, provided that no outside director shall sit on such Committee and no outside director shall vote on issues related to the Plan. As used herein with respect to the Outside Directors' Plan, the "Board" refers to the Committee appointed by the Board as well as to the Board of Directors itself.

ELIGIBILITY

    Non-statutory stock options may be granted under the Outside Directors' Plan only to directors of PMR who are not also employees of the Company. The number of shares to be optioned to eligible persons shall be determined by the Board in its sole discretion; provided, however, that, unless otherwise determined by the Board, each outside director of PMR at the time of the regular meeting of the Board closest to the anniversary date of the plan shall be granted an option to purchase 15,000 shares.

STOCK SUBJECT TO THE OUTSIDE DIRECTORS' PLAN

    If any option granted under the Outside Directors' Plan expires or terminates for any reason, without having been exercised in full, the PMR Common Stock not purchased under such grant will revert to and again become available for issuance under the Outside Directors' Plan.

TERMS OF OPTIONS

    EXERCISE PRICE; PAYMENT.  The exercise price for a stock option cannot be less than 100% of the fair market value of the PMR Common Stock on the date of the option grant. On August 8, 2001, the closing price of PMR's Common Stock as reported on the Nasdaq National Market was $1.50 per share.

    EXERCISE/VESTING.  Unless otherwise determined by the Board, an option shall vest and be exercisable by the outside director only to the following extent: a) 30% of the maximum number of shares shall vest upon the date of grant of the option; and b) 23.33% of the maximum number of shares shall vest on each of the first, second, and third anniversaries of the date of grant. At any time, the outside director may exercise all or any portion of the maximum number of vested shares.

    TERM.  Unless otherwise determined by the Board, each vested portion of an option shall be exercisable for a term of 5 years from the date of vesting. Generally, any unvested portion of an option shall terminate at the close of business on the date on which the outside director ceases to provide services to PMR for any reason whatsoever as a director, consultant, or employee. If the cessation of the outside director's service as a director is due to the death or permanent and total disability of the director, any unvested portion on an option which would have vested within the unserved portion of the outside director's term as a director of PMR shall vest as scheduled.

    RESTRICTIONS ON TRANSFER.  No stock option may be transferred by the optionee other than by will or the laws of descent and distribution.

ADJUSTMENT PROVISIONS

    In the event of any change in stock subject to the Outside Directors' Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Outside Directors' Plan will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Outside Directors' Plan provides that, in the event of a dissolution, liquidation, or sale of substantially all of the assets of PMR, or of a specified type of merger or other corporate reorganization to the extent permitted by law, all options shall be fully vested.

DURATION, AMENDMENT AND TERMINATION

    The Board of Directors may suspend or terminate the Outside Directors' Plan without stockholder approval or ratification at any time or form time to time. Subject to stockholder approval of this Proposal 3, the Outside Directors' Plan will terminate October 6, 2008 unless sooner terminated by the Board.

    The Board may also amend the Outside Directors' Plan at any time or from time to time. The Board may amend the terms of any already granted option at any time or from time to time (subject to the consent of the holder). However, any amendment which has the effect of conforming the Outside Directors' Plan to the requirements for an Incentive Stock Option Plan as set forth in the Code shall not be effective unless approved the shareholders of PMR at a meeting called for such purpose within twelve months before or after the adoption of such amendment by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of PMR's Common Stock as of August 14, 2001, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of PMR as a group; and (iv) all those known by PMR to be beneficial owners of more than five percent of PMR's Common Stock. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G (if any) filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, PMR believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise indicated, the address of each holder identified below is in care of PMR, 501 Washington Street, 5th Floor, San Diego, California 92103.

	Beneficial Ownership(1)
Beneficial Owner	Number Of Shares	Percent Of Total
Persons and entities affiliated with Proactive Investment Managers, L.P.(2)(3)(4) 50 Osgood Place, Penthouse San Francisco, CA 94133	1,387,952	19.19
Jon D. Gruber(2)(3) 50 Osgood Place, Penthouse San Francisco, CA 94133	1,255,702	17.36
J. Patterson McBaine(2)(4) 50 Osgood Place, Penthouse San Francisco, CA 94133	1,244,202	17.20
J. P. Morgan Chase & Co.(5) 270 Park Avenue New York, NY 10017	657,260	9.09
Myron A. Wick III(2) 50 Osgood Place, Penthouse San Francisco, CA 94133	529,905	7.32
Dimensional Fund Advisors Inc.(6) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	484,800	6.70
Allen Tepper(7)	956,973	13.09
Charles C. McGettigan(2) 50 Osgood Place, Penthouse San Francisco, CA 94133	603,080	8.27
Mark P. Clein	590,174	7.85
Fred D. Furman	356,590	4.89
Susan D. Erskine(8)	181,919	2.50
Richard A. Niglio	127,453	1.75
L. Jean Dunn, Jr.	76,000	1.05
Eugene D. Hill, III	69,500	*
Satish Tyagi	9,000	*
All executive officers and directors as a group	2,970,689	37.59

*
Less than one percent.

(1)
Applicable percentages of ownership are based on 7,234,242 shares of PMR Common Stock outstanding on August 14, 2001, adjusted as required by rules promulgated by the SEC. Under the rules, shares are deemed to be "beneficially owned" by a person if he or she directly or indirectly has or shares the power to vote or dispose of such shares, whether or not he or she has any pecuniary interest in such shares, or if he or she has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire such power through the exercise of any option, warrant or right. The shares beneficially owned by Ms. Erskine and Messrs. Tepper, McGettigan, Clein, Furman, Niglio, Dunn, Hill, and Tyagi include 54,450, 76,731, 60,000, 282,174, 55,828, 60,000, 11,000, 60,000, and 9,000 shares, respectively, that may be acquired by such persons within 60 days through the exercise of stock options. The shares owned by the executive officers and directors as a group include 669,183 shares that may be acquired by such persons within 60 days through the exercise of stock options.

(2)
Charles C. McGettigan, a director of PMR since 1992, Jon D. Gruber, J. Patterson McBaine, and Myron A. Wick III are general partners of Proactive Investment Managers, L.P. Proactive Investment Managers, L.P. is the general partner of Proactive Partners, L.P. and Fremont Proactive Partners, L.P. Shares beneficially owned include (i) 506,830 shares held by Proactive Partners, L.P., (ii) with respect to Mr. McGettigan, 36,250 shares held by Mr. McGettigan, (iii) with respect to Messrs. Gruber and McBaine, 664,447 shares held by entities controlled by Messrs. Gruber and McBaine (which include (A) 433,747 shares held by Lagunitas Partners L.P., a limited partnership of which an entity controlled by Messrs. Gruber and McBaine is the controlling general partner and (B) 230,700 shares held by entities controlled by Messrs. Gruber and McBaine and in various accounts managed by an investment advisor controlled by Messrs. Gruber and McBaine), (iv) with respect to Mr. Gruber, 84,425 shares held by Mr. Gruber, (v) with respect to Mr. McBaine, 72,925 shares held by Mr. McBaine, and (vi) with respect to Mr. Wick, 23,075 shares held by Mr. Wick. Proactive Investment Managers, L.P. and its general partners, Messrs. McGettigan, Gruber, McBaine and Wick, share voting and investment power of the shares and may be deemed to be beneficial owners of the shares held by Proactive Partners, L.P. Messrs. McGettigan, Gruber, McBaine and Wick disclaim beneficial ownership of any shares held by Proactive Investment Managers, L.P., Proactive Partners, L.P., or other entities they control or for which they exercise voting and investment power as described above, except to the extent of their respective interests in such shares arising from their pecuniary interest in such partnerships.

(3)
Includes 64,625 shares over which Mr. Gruber shares ownership with his wife, 6,200 shares over which Mr. Gruber has sole voting and investment power as a trustee for a foundation, 4,000 shares over which Mr. Gruber has sole voting and investment power as a trustee of accounts for the benefit of his children and 2,000 shares held by Mr. Gruber's wife.

(4)
Includes 5,500 shares over which Mr. McBaine has shared ownership with his wife, 4,000 shares over which Mr. McBaine and his wife share voting and investment power as trustees for a foundation, 2,000 shares held by Mr. McBaine's child who lives with Mr. McBaine and 4,000 shares held by Mr. McBaine's child, over which shares Mr. McBaine has voting and investment power.

(5)
Based solely on the Schedule 13G/A filed with the SEC on February 9, 2001, J. P. Morgan Chase & Co. is the beneficial owner of 657,260 shares. J.P. Morgan Chase & Co. has sole dispositive power over, and sole power to vote or to direct voting of, such shares.

(6)
Based solely on the Schedule 13G filed with the SEC on February 2, 2001, Dimensional Fund Advisors Inc. is the beneficial owner of 484,800 shares as a result of acting as an investment advisor to certain investment companies, commingled group trusts and separate accounts (together, the "Funds"). Dimensional Fund Advisors Inc. possesses voting and/or investment power over the shares, all of which are owned by the Funds. Dimensional Fund Advisors Inc. disclaims beneficial ownership of such shares.

(7)
Includes 9,076 shares held by Mr. Tepper, 856,166 shares held by Mr. Tepper as Trustee FBO Tepper Family Trust and 15,000 shares held by Mr. Tepper and Ms. Tepper as Trustees FBO The Tepper 1996 Charitable Remainder Trust UA DTD 11/19/96.

(8)
Includes 120,469 shares held by the Erskine Family Trust and 7,000 shares held by Ms. Erskine's spouse, William N. Erskine, who has sole voting and dispositive power over such shares and as to which Ms. Erskine disclaims beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires PMR's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of PMR equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of PMR Common Stock and other equity securities of PMR. PMR officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish PMR with copies of all Section 16(a) reports they file.

    To PMR's knowledge, based solely on a review of the copies of such reports furnished to PMR and written representations that no other reports were required, Mr. Niglio, a director of the Company, failed to file a required Form concerning the purchase of 25,365 shares of Common Stock during fiscal year ended April 30, 2001.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    The employee-directors of PMR receive no fees or other compensation in connection with their services as directors. PMR has adopted an informal policy to pay a fee of $500 to each non-employee director who attends a regularly scheduled or special meeting of the Board and to pay expenses for attendance at any such meeting. For the fiscal year ended April 2001, Messrs. Hill, McGettigan, and Niglio, each received such payments in an aggregate amount of $2,000, Mr. Tyagi received payment in an amount of $1,000, and PMR paid their expenses in connection with attendance at meetings.

OUTSIDE DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN OF 1992

    Each non-employee director of PMR receives stock option grants under the Outside Directors' Non-Qualified Stock Option Plan of 1992 (the "Outside Directors' Plan"). Only non-employee directors of PMR are eligible to receive options under the Outside Directors' Plan. Options granted under the Outside Directors' Plan are intended by PMR not to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code").

    Option grants under the Outside Directors' Plan are non-discretionary. As of the date of the regular meeting of the Board of Directors closest to August 3rd of each year, each member of PMR's Board who is not an employee of PMR is automatically granted under the Outside Directors' Plan, without further action by PMR, the Board or the stockholders of PMR, an option to purchase 15,000 shares of Common Stock of PMR. The Board may also grant options at any other time under the Outside Directors' Plan. The exercise price of options granted under the Outside Directors' Plan must be at least 100% of the fair market value of the PMR Common Stock subject to the option on the date of the option grant. Options granted under the Outside Directors' Plan are immediately exercisable as to 30% of the option shares and the remaining 70% of the option shares become exercisable in equal installments on each of the first, second and third anniversary of the option grant date in accordance with the terms of the Outside Directors' Plan. In the event of certain mergers of PMR with or into another corporation or certain other consolidation, acquisition of assets or other change-in-control transactions involving PMR, the vesting period of each option will accelerate.

    On August 8, 2001, the Board granted options covering 15,000 shares of Common Stock of PMR to each of Messrs. McGettigan, Niglio, Hill, and Tyagi at the exercise price per share of $1.50 (the fair market value based on the closing sales price reported on the Nasdaq National Market on that date).

1997 EQUITY INCENTIVE PLAN

    Option grants under the 1997 Equity Incentive Plan (the "Incentive Plan") are discretionary by the Board of Directors. The exercise price of options granted under the Incentive Plan must be at least 100% of the fair market value of the Common Stock subject to the option on the grant date for incentive stock options and at least 85% of the fair market value of the Common Stock subject to the option on the grant date for nonstatutory stock options and restricted stock purchases. Options granted under the Incentive Plan are exercisable as determined by the Board. Options granted to an employee who is a director of the Company become immediately exercisable upon certain change in control transactions. Options granted to an employee who is not a director become immediately exercisable following certain change in control transactions if, within one year of the change in control of the Company, (i) the optionee's employment is terminated other than for cause or (ii) the optionee's employment is constructively terminated.

    During the last fiscal year, the Company granted stock options to Named Executive Officers (as defined below) and employee-directors of the Company. See "—Stock Option Grants and Exercises" and "Certain Relationships and Related Transactions—Grant of Options to Certain Directors and Executive Officers" for a description of the terms of such stock options.

COMPENSATION PURSUANT TO PLANS

    The Company maintains a tax-deferred retirement plan under Section 401(k) of the Code for the benefit of all employees meeting minimum eligibility requirements (the "401(k) Plan"). Under the 401(k) Plan, each employee may defer up to fifteen percent (15%) of pre-tax earnings, subject to certain limitations. The Company will match fifty percent (50%) of an employee's deferral to a maximum of three percent (3%) of an employee's gross salary. PMR's matching contribution vests over a five (5) year period. For the years ended April 30, 2001, 2000, and 1999, the Company contributed $116,000, $236,000, and $272,000, respectively, to match employee deferrals. Of these amounts, $20,890, $23,987, and $10,068, respectively, were contributed to match deferrals of the Named Executive Officers (as defined below) of PMR.

SUMMARY OF COMPENSATION

    The following table shows for the fiscal years ended April 30, 2001, 2000, and 1999, compensation awarded or paid to, or earned by, PMR's Chief Executive Officer and its other four most highly compensated executive officers at April 30, 2001 (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

Long Term Compensation
Annual Compensation
Name and Principal Position				Securities Underlying Options(#)	All Other Compensation ($)(2)
	Year	Salary($)(1)	Bonus($)
Allen Tepper Chairman of the Board	2001 2000 1999	175,000 175,000 175,000	— — —	— — —	5,100 4,800 2,047
Mark P. Clein Chief Executive Officer	2001 2000 1999	200,000 200,000 150,000	— 200,000 —	— 425,000 100,000	5,350 5,113 2,062
Fred D. Furman President and General Counsel	2001 2000 1999	192,000 192,000 160,500	— 192,000 —	— 200,000 100,000	5,340 4,914 2,809
Susan D. Erskine Executive Vice President—Development and Secretary	2001 2000 1999	180,000 180,000 150,000	— — —	100,000 40,000 100,000	5,100 5,263 3,150
Jean Dunn(3) Chief Financial Officer	2001	107,917	—	120,000	—

(1)
In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus shown in the table.

(2)
Represents matching contributions by PMR under the 401(k) Plan.

(3)
Jean Dunn joined PMR in October 2000.

STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under the Incentive Plan. As of August 14, 2001, options to purchase 1,295,798 shares were outstanding under the Incentive Plan and 648,951 shares remained available for grant under the Incentive Plan.

    The following tables show for the fiscal year ended April 30, 2001, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers.

OPTION GRANTS IN THE LAST FISCAL YEAR

Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation in Option Term
		% of Total Options Granted to Employees in Fiscal Year	Individual Grants
Number of Securities Underlying Options(#)
Name			Exercise Price($/SH)	Expiration Date
					5%($)	10%($)
Mr. Tepper	—	—	—	—	—	—
Mr. Clein	—	—	—	—	—	—
Mr. Furman	—	—	—	—	—	—
Ms. Erskine	100,000	21.28	1.625	12/12/2010	102,195	258,983
Mr. Dunn	120,000	25.53	2.25	10/1/2010	169,802	430,310

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired On Exercise(#)	Value Realized ($)(1)	Number Of Securities Underlying Unexercised Options At Fiscal Year-End(#) Exercisable/Unexercisable	Value Of Unexercised In-The-Money Options At Fiscal Year-End($)(2) Exercisable/Unexercisable
Mr. Tepper	0	0	76,731/0	0/0
Ms. Erskine	0	0	54,450/200,000	0/0
Mr. Furman	0	0	55,828/105,932	0/0
Mr. Clein	0	0	252,174/225,546	0/0
Mr. Dunn	65,000	0	0/55,000	0/0

(1)
Based on the fair market value per share of PMR Common Stock (the closing sales price reported by the Nasdaq National Market) at the date of exercise, less the exercise price.

(2)
Based on the fair market value per share of PMR Common Stock ($1.50) at April 30, 2001, less the exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT CONTRACTS

    The Company and each of Messrs. Clein and Furman and Ms. Erskine entered into agreements dated August 25, 1999 (the "Employment Agreements"), providing for, among other things, the employment of such Named Executive Officer until August 30, 2000. On August 30, 2000 and each year thereafter, the term of the Employment Agreements will automatically be extended by one year unless notice has been otherwise provided. The Employment Agreements provide for an annual salary, subject to such increases as the Board of Directors of the Company may from time to time determine, and permit the Board of Directors, in its sole discretion, to provide a bonus to such Named Executive Officers. The Employment Agreements provide that during the term of such Named Executive Officer's employment thereunder and for a period of one year immediately following termination of such employment, such Named Executive Officer will not solicit or attempt to solicit any employee, consultant or independent contractor of the Company to terminate his or her relationship with the Company. The Employment Agreements provide that if such Named Executive Officer's employment is terminated (i) by the Company without Cause (as defined in the Employment Agreement), (ii) by such Named Executive Officer for Good Reason (as defined in the Employment Agreement) or (iii) by the Company's notification of non-renewal prior to the date of automatic renewal, such Named Executive Officer is entitled to additional compensation upon termination in the form of a lump sum payment and, if eligible, periodic payments for a specified period of time or until such Named Executive Officer begins employment with another company or business.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD ON EXECUTIVE COMPENSATION(1)

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for developing and making recommendations to the Board with respect to PMR's executive compensation policies. The Committee consists of outside directors Messrs. Niglio and Hill.

EXECUTIVE OFFICER COMPENSATION PROGRAM

    PMR's executive compensation program is based on the following four objectives: (i) to link the interests of management with those of stockholders by encouraging stock ownership in PMR; (ii) to attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive with the industry; (iii) to reward individual results by recognizing performance through salary, annual cash incentives and long-term stock based incentives; and (iv) to manage compensation based on the level of skill, knowledge, effort and responsibility needed to perform the job successfully.

    The components of PMR's compensation program for its executive officers include (i) base salary, (ii) performance-based cash bonuses, (iii) incentive compensation in the form of stock options, and (iv) participation in PMR's 401(k) Plan. An explanation of the 401(k) Plan appears at "Executive Compensation—Compensation Pursuant to Plans."

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of PMR under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

    Base Salary.  Base salary levels for the PMR's executive officers are determined, in part, through comparisons with companies in the outpatient service industry, other companies with which PMR competes for personnel, and general geographic market conditions. Additionally, the Committee evaluates individual experience and performance and the overall performance of PMR. The Committee reviews each executive's salary on an annual basis and may increase each executive's salary based on (i) the individual's increased contribution to PMR over the preceding year; (ii) the individual's increased responsibilities over the preceding year; and (iii) any increase in median competitive pay levels.

    Annual Cash Bonuses.  The Committee recommends the payment of bonuses from time-to-time to PMR's employees, including its executive officers, to provide an incentive to these persons to be productive over the course of each fiscal year. These bonuses are awarded only if PMR achieves or exceeds certain corporate performance objectives relating to net income and/or cash flow. Accrued monthly, depending on the earnings of PMR, is a cash bonus pool to be paid out after fiscal year end. The size of the cash bonus to each executive officer is based on the individual executive's performance during the preceding year.

    Stock Options.  PMR believes that a key component to the compensation of its executive officers should be through stock options. Stock options utilized by PMR for this purpose have been designed to provide an incentive to these employees by allowing them to directly participate in any increase in the long-term value of PMR. This incentive is intended to reward, motivate and retain the services of executive employees. PMR has historically rewarded its executive employees through the grant of Incentive Stock Options and Nonstatutory Stock Options.

    Incentive Stock Options are allocated to both executive and non-executive employees on an annual basis by either the Committee or the Board. PMR's 1997 Equity Incentive Plan (the "Incentive Plan") provides for the grant of up to an aggregate 3,000,000 Options, of which 2,466,640 had been granted as of April 30, 2001. Incentive Stock Options are granted with exercise prices equal to the prevailing market value of PMR's common stock on the date of grant, have 10-year terms and are subject to vesting periods established from time to time by the Committee. Incentive Stock Options granted to holders of 10% or more of PMR's stock are granted with exercise prices equal to 110% of the prevailing market value of PMR's common stock on the date of grant and have terms of 5 years.

    PMR has also granted Nonstatutory Stock Options on occasion, generally, in circumstances where the grant of the option may not satisfy certain of the technical criteria for an Incentive Stock Option. Through April 30, 2001, PMR had granted 475,000 Nonstatutory Stock Options to executive personnel under the Incentive Plan. See "Executive Compensation—1997 Equity Incentive Plan."

    The Committee employs no particular set of mechanical criteria in awarding stock options. Rather, it evaluates a series of factors including: (i) the overall performance of PMR for the fiscal year in question; (ii) the performance of the individual in question; (iii) the anticipated contribution by the individual to PMR on an overall basis; (iv) the historical level of compensation of the individual; (v) the level of compensation of similarly situated executives in PMR's industry; and (vi) that level of combination of cash compensation and stock options that would be required from a competitive point of view to retain the services of a valued executive officer.

CEO COMPENSATION

    Mr. Clein's base salary has been and will continue to be adjusted from time-to-time in accordance with the criteria for the determination of executive officer compensation as described above in the section captioned "Base Salary." In setting the compensation for Mr. Clein for fiscal year 2001, PMR sought to retain a key executive officer while continuing to tie a significant percentage of his compensation to company performance.

                      By the Compensation Committee
                      Richard A. Niglio
                      Eugene D. Hill, III

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

    The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended April 30, 2001, included in our Annual Report on Form 10-K for that fiscal year. The audit committee has reviewed and discussed these audited financial statements with management of PMR. The audit committee has discussed with PMR's independent auditors, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the financial statements. The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from PMR. The audit committee has also considered whether the provision of services by Ernst & Young LLP to PMR is compatible with maintaining the independence of Ernst & Young LLP.

    Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited financial statements be included in PMR's Annual Report on Form 10-K for the fiscal year ended April 30, 2001 for filing with the Securities and Exchange Commission.

                      Submitted by the Audit Committee
                      of the Board of Directors
                      Charles C. McGettigan
                      Eugene D. Hill, III
                      Richard A. Niglio

ERNST & YOUNG AS PMR'S INDEPENDENT AUDITORS

    The Company has selected Ernst & Young LLP as its independent auditors for the fiscal year ending April 30, 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interest of PMR and its stockholders.

FEES BILLED TO COMPANY BY ERNST & YOUNG LLP DURING THE YEAR ENDED APRIL 30, 2001

    Audit Fees: During the fiscal year ended April 30, 2001, Ernst & Young LLP billed us $111,340 for audit of our annual financial statements and for review of the financial statements included in our quarterly reports on Form 10-Q and other SEC filings.

    Financial Information Systems Design and Implementation Fees: We did not engage Ernst & Young LLP to provide us with advice regarding financial information systems design and implementation during the fiscal year ended April 30, 2001

    All Other Fees: During the fiscal year ended April 30, 2001, for all other fees Ernst & Young billed us $43,079 other non-audit services rendered to us, including tax related service.

    The Audit Committee, as stated in its Audit Committee Report included elsewhere in this proxy statement, has considered whether the provision of the services described in the preceding paragraphs is compatible with maintaining the independence of Ernst & Young LLP.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    PMR's Compensation Committee consists of Messrs. Niglio and Hill, each of whom is a non-employee director. There were no compensation committee interlock relationships during the fiscal year ended April 30, 2001. All directors of PMR, including Messrs. Niglio and Hill, have options to purchase shares of PMR's Common Stock. See "Executive Compensation—Outside Directors' Non-Qualified Stock Option Plan of 1992" and "Executive Compensation—1997 Equity Incentive Plan."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GRANT OF OPTIONS TO CERTAIN DIRECTORS AND EXECUTIVE OFFICERS

    Directors and members of management of PMR have been granted options to purchase PMR Common Stock. See "Executive Compensation—Outside Directors' Non-Qualified Stock Option Plan of 1992," "Executive Compensation—1997 Equity Incentive Plan" and "Executive Compensation—Stock Option Grants and Exercises." On October 2, 2000, the Board granted Mr. Dunn an incentive stock option to purchase 120,000 shares of PMR Common Stock at an exercise price of $2.25 per share (the closing price of PMR's common stock on the date of grant) under the Incentive Plan. In addition, on December 13, 2000, the Board granted Ms. Erskine incentive stock options to purchase 100,000 shares of PMR Common Stock at an exercise price of $1.625 per share (the closing price of PMR's common stock on the date of grant) under the Incentive Plan.

INDEBTEDNESS OF CERTAIN EXECUTIVE OFFICERS

    In January 2000, the Company loaned Messrs. Clein and Furman $467,500 and $684,750, respectively, pursuant to promissory notes for the purchase of stock from the exercise of stock options (the "Stock Notes"). The Stock Notes, due December 31, 2004, bear interest at the rate of 6.21% per annum and are with recourse in addition to being secured by stock under respective pledge agreements. The Company also received promissory notes from Messrs. Clein and Furman for up to $257,208 and $193,311, respectively, for tax liabilities related to the purchase of such stock (the "Tax Notes"). The Tax Notes, due December 31, 2004, bear interest at the rate of 6.21% and are secured by respective stock pledges, but are otherwise without recourse. As of August 14, 2001, Messrs. Clein and Furman owed $55,000 and $237,000, respectively, under the Stock Notes and $257,208 and $193,311, respectively, under the Tax Notes.

    In December 2000, the Company loaned Mr. Dunn $146,250 pursuant to promissory notes for the purchase of stock from the exercise of stock options. This note, which is due December 31, 2005, bears interest at the rate of 5.87% per annum and is with recourse in addition to being secured by stock under a pledge agreement. As of August 14, 2001, Mr. Dunn owed $81,250 under the note.

PERFORMANCE MEASUREMENT COMPARISON(1)

    The following graph and table show the total stockholder return of an investment of $100 in cash on April 30, 1996 for PMR's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Health Services Index. All values assume reinvestment of the full amount of all dividends and are calculated as of April 30, of each year:

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG PMR CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ HEALTH SERVICES INDEX

Fiscal Year	4/96	4/97	4/98	4/99	4/00	4/2001
PMR Corporation	$100.00	$204.00	$154.00	$44.00	$51.00	$33.00
Nasdaq Stock Market (U.S.)	$100.00	106.00	157.00	214.00	324.00	178.00
Nasdaq Health Services	$100.00	76.00	106.00	59.00	43.00	78.00

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of PMR under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Mark P. Clein Chief Executive Officer

August 28, 2001

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended April 30, 2001, is available without charge upon written request to: Chief Executive Officer, PMR Corporation, 501 Washington Street, 5th Floor, San Diego, California 92103.

APPENDIX A

PMR CORPORATION

AUDIT COMMITTEE CHARTER

Statement of Policy

    The Company's independent accountants' ultimate accountability is to the board of directors of the Company and the audit committee, as representatives of stockholders. The audit committee, as such representatives, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for stockholder ratification in any proxy statement).

Composition

    There shall be an audit committee, comprised of at least three independent directors, reporting to and assisting the board of directors in the proper discharge of their statutory and fiduciary responsibilities. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise.

The primary roles in the Committee shall be to:

  •
  Assist the board of directors in fulfilling its fiduciary responsibilities for the integrity of financial reporting and the adequacy of internal controls.
  •
  Serve as focal point for communications among non-committee directors, Company's management and the independent accountants.
  •
  Function as an agent for the board of directors to help ensure the independence of the Company's independent accountants, the integrity of management and the adequacy of disclosure to stockholders.

    The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The audit committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

    The audit committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.

Responsibilities

1  OVERSIGHT OF FINANCIAL REPORTING PROCESS:

  1.1
  Ensure that management has established corporate ethical standards dealing with financial reporting integrity.
  1.2
  Review with management and the independent accountants at the completion of annual examination:
  1.2.1
  The acceptability and quality of the Company's annual financial statements and related footnotes, SEC filings, Management Discussion and Analysis.
  1.2.2
  The independent accountants' audit of the financial statements and report thereon.
  1.2.3
  Any significant changes required in the independent accountants' audit plan.
  1.2.4
  Any serious difficulties or disagreements that arose between the auditors and management during the course of the audit.

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    1.2.5
    Other matters related to the conduct of the audit which are to be communicated to the committee under Generally Accepted Auditing Standards.
  1.3
  Review the Company's interim financial information to stockholders and regulatory agencies. Pay particular attention to judgmental, high-risk, and sensitive areas in the financial statements. Review with management and the independent accountants the acceptability and quality of the Company's quarterly financial statements and related footnotes, SEC filings, Management Discussion and Analysis.
  1.4
  Review significant matters arising since previous audit reports.
  1.5
  Review and discuss with management and the Company's legal counsel any threatened, pending or ongoing litigation which may result in a material financial impact to the Company.
  1.6
  Review, in consultation with the independent accountants, the adequacy and appropriateness of the Company's accounting principles, policies and practices.
  1.7
  Review the impact of new accounting pronouncements or reporting practices relevant to the Company and other matters of interest.
  1.8
  Review and discuss with the independent accountants their independence from management and the Company and the matters included in the written disclosure required by Independence Standards Board.
  1.9
  Review the scope and fees of audits and non-audit services of the independent accountants.
  1.10
  Recommend to the board of directors the appointment of the independent accountants.
  1.11
  Review on an annual basis this charter and update it as appropriate.

2  OVERSIGHT OF THE INTERNAL CONTROLS:

  2.1
  Evaluate the general procedures and practices of the Company to ensure the adequacy of internal controls, including revenue recognition and the security surrounding assets and computerized information systems. Review need for internal audit function.
  2.2
  Consider the findings and comments from the independent accountants on internal controls and review the status of prior period audit recommendations made by the independent accountants.
  2.3
  Provide opportunity to meet with the independent accountants in private session without management.
  2.4
  Review succession planning for financial staff, obtain staff evaluation from auditors.
  2.5
  Review the adequacy of the policies and practices related to:
  2.5.1
  Conflict of interest
  2.5.2
  Ethical conduct.
  2.5.3
  Compliance with key regulatory issues such as the Foreign Corrupt Practice Act.

3  COMMITTEE MEETINGS AND REPORTING

    The audit committee shall hold such meetings periodically as the audit committee deems necessary, but no less than two times annually. The audit committee chairman shall request that members of management and representatives of the independent accountants be present at the meetings of the audit committee. Such meetings shall provide executive sessions with the independent accountants.

Semi-annually, the audit committee shall report to the board of directors outlining its activities, future plans and any significant matters brought forth by the independent accountants.

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APPENDIX B

PMR CORPORATION

1997 EQUITY INCENTIVE PLAN

RECITALS

    A.  The Plan was originally adopted as the PMR Corporation Employees' Incentive Stock Option Plan of 1990 by the Board of Directors on February 1, 1990, and was approved by the stockholders of the Company on August 16, 1990.

    B.  The Plan was amended on July 8, 1993 to increase the number of shares of Common Stock available for grants under the Plan to 500,000, and the amendment was approved by the stockholders of the Company on October 14, 1993.

    C.  The Plan was amended on June 14, 1995 to increase the number of shares of Common Stock available for grants under the Plan to 2,000,000, and the amendment was approved by the stockholders of the Company on October 18, 1995.

    D.  The Plan was amended and restated on April 10, 1997, pursuant to which the Plan was renamed as the PMR Corporation 1997 Equity Incentive Plan and was amended in certain respects. Pursuant to the terms of the Plan, stockholder approval was not required for the April 10, 1997 amendment.

    E.  The Plan was amended on October 6, 1998 to increase the number of shares of Common Stock available for grants under the Plan to 3,000,000 and to extend the term of the Plan until October 6, 2008, and the amendment was approved by the stockholders of the Company on March 4, 1999.

    F.  Tha Plan was amended on August 8, 2001 to increase the number of shares of Common Stock available for grants under the Plan to 4,000,000, and the amendment was approved by the stockholders of the Company on            .

THE PLAN

1.  PURPOSES.

  (a)
  The purpose of the Plan is to provide a means by which selected Employees and Directors and Consultants may be given an opportunity to benefit from increases in the value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock. The Plan amends and restates the PMR Corporation Employees' Incentive Stock Option Plan of 1990 (the "Prior Plan").

  (b)
  The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

  (c)
  The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options

B–1

    at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  DEFINITIONS.

  (a)
  "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

  (b)
  "BOARD" means the Board of Directors of the Company.

  (c)
  "CAUSE" shall mean termination due to the occurrence of any of the following: (a) any intentional action or intentional failure to act by Optionee which was performed in bad faith and to the material detriment of the Company; (b) Optionee intentionally refuses or intentionally fails to act in accordance with any lawful direction or order of the Company; (c) Optionee willfully and habitually neglects his duties of employment; (d) Optionee's engaging or participating in any activity which is competitive with or injurious to the Company in the judgment of the Board of Directors; (e) Optionee's commission of any fraud against the Company or use or appropriation for his personal use and benefit of any funds, assets or properties of the Company not authorized by the Company to be so used or appropriated; or (f) Optionee is convicted of a felony crime involving moral turpitude.

  (d)
  "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

  (i)
  The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, or other entity or person, and as a result of such merger, consolidation or reorganization less than 70% of the combined voting power of the then-outstanding securities of such corporation, partnership, limited liability company, or other entity or person immediately after such transaction are held in the aggregate by holders of voting securities of the Company immediately prior to such transaction;

  (ii)
  The Company sells all or substantially all of its assets to any other corporation, partnership, limited liability company, or other entity or person, and thereafter, less than 70% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

  (iii)
  There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 30% or more of the combined voting power of the then-outstanding voting securities of the Company;

  (iv)
  The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(b) or Item 14 of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

  (v)
  During any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at

B–2

      least a majority of the Board of Directors of the Company unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such two (2)-year period.

  (e)
  "CODE" means the Internal Revenue Code of 1986, as amended.

  (f)
  "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

  (g)
  "COMPANY" means PMR Corporation, a Delaware corporation.

  (h)
  "CONSTRUCTIVE TERMINATION" means that the Optionee voluntarily terminates his or her employment with the Company after any of the following are undertaken, following a Change in Control, without Optionee's express written consent:

  (i)
  the assignment to Optionee of any duties or responsibilities which are inconsistent with, or result in any diminution or adverse change of, Optionee's position, status or circumstances of employment as in effect immediately prior to a Change in Control; an adverse change in Optionee's titles, offices, benefits and/or perquisites as in effect immediately prior to a Change in Control; any removal of Optionee from or any failure to re-elect Optionee to any offices held by Optionee immediately prior to a Change in Control, including, but not limited to, Optionee's membership on the Board, except in connection with the termination of his employment for death, disability, retirement, Cause, or any voluntary termination of employment by Optionee other than a Constructive Termination;

  (ii)
  a reduction by the Company in Optionee's annual base salary by greater than five percent (5%) from that which was in effect immediately prior to a Change in Control;

  (iii)
  a relocation of Optionee, or the Company's principal executive offices if Optionee's principal office is at such offices, to a location more than forty (40) miles from the location at which Optionee was performing his duties prior to a Change in Control, except for required travel by Optionee on the Company's business to an extent substantially consistent with Optionee's business travel obligations at the time of a Change in Control;

  (iv)
  any material breach by the Company of any material provision of Optionee's Stock Award Agreement following a Change in Control; or

  (v)
  any failure by the Company to obtain the assumption of Optionee's Stock Award Agreement by any successor or assign of the Company.

  (i)
  "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

  (j)
  "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

B–3

  (k)
  "DIRECTOR" means a member of the Board.

  (l)
  "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

  (m)
  EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

  (n)
  "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

  (i)
  If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

  (ii)
  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

  (o)
  "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (p)
  "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

  (q)
  "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

  (r)
  "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (s)
  "OPTION" means a stock option granted pursuant to the Plan.

  (t)
  "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

  (u)
  "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

  (v)
  "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from

B–4

    the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

  (w)
  "PLAN" means this PMR Corporation 1997 Equity Incentive Plan.

  (x)
  "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

  (y)
  "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus and any right to purchase restricted stock.

  (z)
  "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.  ADMINISTRATION.

  (a)
  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

  (b)
  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

  (i)
  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

  (ii)
  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

  (iii)
  To amend the Plan or a Stock Award as provided in Section 13.

  (iv)
  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

  (c)
  The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16(b)-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, and notwithstanding anything to the contrary contained herein, the Board or the Committee may delegate to a

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    committee of one or more members of the Board the authority to grant Stock Awards to certain eligible persons who are not subject to the requirements of Section 16 of the Exchange Act in accordance with guidelines approved by the Board or Committee.

4.  SHARES SUBJECT TO THE PLAN.

  (a)
  Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million (3,000,000) shares of Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

  (b)
  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

  (a)
  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

  (b)
  No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

  (c)
  Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock Awards covering more than Four Hundred Thousand (400,000) shares of the Company's Common Stock in any calendar year.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

  (a)
  TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

  (b)
  PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted and the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (c)
  CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the

B–6

    time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

  (d)
  TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 under the Exchange Act and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

  (e)
  VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    Notwithstanding anything herein to the contrary, (i) any and all Options held by an Optionee shall become immediately exercisable if the Optionee's Continuous Status as an Employee or Consultant is, within one (1) year following a Change in Control, (1) terminated by the Company other than for Cause, or (2) terminated in a Constructive Termination and (ii) any and all Options held by Directors shall become immediately exercisable upon the occurrence of a Change in Control.

  (f)
  TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become

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    available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

  (g)
  DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

  (h)
  DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

  (i)
  EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and

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conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

  (a)
  PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

  (b)
  TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 under the Exchange Act, so long as stock awarded under such agreement remains subject to the terms of the agreement.

  (c)
  CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

  (d)
  VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

  (e)
  TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.  CANCELLATION AND RE-GRANT OF OPTIONS.

  (a)
  The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value for an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

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  (b)
  Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9.  COVENANTS OF THE COMPANY.

  (a)
  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

  (b)
  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933 either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

  (a)
  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

  (b)
  Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

  (c)
  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant and Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's By-laws.

  (d)
  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds

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    one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

  (e)
  The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

  (f)
  To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

  (a)
  If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

  (b)
  In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are

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    converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or a parent of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation or its parent refuses to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards may, if so determined by the Board, be accelerated as provided in the Agreement thereunder. If the Stock Award does not provide for acceleration of vesting in the event of certain corporate events, then the Stock Award shall be terminated if not exercised prior to such event.

13.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

  (a)
  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

  (b)
  The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

  (c)
  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

  (d)
  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

  (e)
  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

  (a)
  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

  (b)
  Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted. The terms of the Prior Plan shall remain in effect and apply to grants made pursuant to the terms of the Prior Plan.

15.  EFFECTIVE DATE OF PLAN.

    The Plan became effective on February 1, 1990, the date of adoption by the Board, and was initially approved by the stockholders on August 16, 1990 and, as amended, on October 14, 1993, October 18, 1995, March 4, 1999, and            .

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APPENDIX C

PMR CORPORATION

OUTSIDE DIRECTORS' NON-QUALIFIED
STOCK OPTION PLAN OF 1992

    Section 1.  Statement of Policy. The Board of Directors of PMR Corporation believes that it would be in the interest of the Corporation to adopt a stock option plan for its outside directors in order to encourage the acquisition of a personal proprietary interest in the Corporation by those directors of the Corporation who are not also employees of the Corporation. It is anticipated that stock ownership in the Corporation by such persons will stimulate their efforts and strengthen their desire to remain with the Corporation and will enable the Corporation from time to time to attract other persons of quality to become directors of the Corporation. This Plan, which is to be known as the Outside Directors Non-Qualified Stock Option Plan of 1992, is not intended to be qualified for preferential tax treatment as an incentive stock option plan under applicable provisions of the Code.

    Section 2.  Definitions. When used in this Plan, unless the context otherwise requires:

  (a)
  "Board" shall mean the Board of Directors of the Corporation, as constituted from time to time, or any Committee appointed by the Board, as described in Section 3.

  (b)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (c)
  "Corporation" shall mean PMR Corporation, a Delaware Corporation.

  (d)
  "Grantee" shall mean an individual to whom an Option is granted pursuant to the terms and conditions of the Plan.

  (e)
  "Option" shall mean a stock option granted pursuant to the terms and conditions of the Plan.

  (f)
  "Outside Director" shall mean a director of the Corporation who is not an employee of the Corporation or any Subsidiary.

  (g)
  "Plan" shall mean this Outside Directors' Stock Option Plan of 1992, which was authorized by the Board on August 3, 1992, as amended from time to time.

  (h)
  "Share" shall mean a share of common stock of the Corporation.

  (i)
  "Subsidiary" shall mean any company of which stock possessing more than 50% of the total combined voting power of all classes of stock is owned by the Corporation or by a Subsidiary of the Corporation, including corporations which become Subsidiaries after the date of adoption of this Plan.

    Section 3.  Administration of the Plan. The Plan shall be administered by the Board or by a Committee appointed by the Board, provided that no outside director shall sit on such Committee and no Outside Director shall vote on issues related to the Plan. Any member of said Committee so appointed may bet removed at any time, with or without cause by the Board, and all vacancies on said Committee shall be filled by action of the Board. If the Committee is appointed, rules for the notice and conduct of Committee meetings and action to administer the Plan shall be prescribed by the Board. (Hereinafter, all references to the Board shall be deemed to apply to any such Committee so appointed by the Board.)

    Section 4.  Option Shares. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed one million twenty-five thousand (1,025,000). The Shares shall consist of authorized but unissued Shares. If any Option shall expire or terminate for any reason, without having been exercised in full, Options for the unpurchased Shares subject thereto may again be granted under the Plan.

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    Section 5.  Time for Granting Options. Options may be granted by the Board pursuant to this Plan at any time angling as Shares reserved to this Plan shall remain unissued; provided, that, unless otherwise determined by the Board, options shall be granted annually as of the date of the regular meeting of tine Board closest to the anniversary date of the Plan.

    Section 6.  Persons Eligible. All Outside Directors shall be eligible to receive Options pursuant to the terms of this Plan.

    Section 7.  Amount Limitations on Grant of Options. The number of Shares to be optioned to eligible persons shall be determined by the Board in its sole discretion; provided, however, that, unless otherwise determined by the Board, each person who is an Outside Director of the Corporation at the time of the regular meeting referenced in Section 6 shall be granted an Option to purchase fifteen thousand (15,000) Shares.

    Section 8.  Form of Options. The written evidence of Options shall be determined from time to time by the Board. An Option Agreement signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or Assistant Treasurer or Secretary or Assistant Secretary of the Corporation, and having the seal of the Corporation affixed thereto, shall be issued to each Grantee. Each Option Agreement shall specify the maximum number of Shares for which it may be exercised assuming that it fully vests in the Grantee ("Maximum Nether of Shares").

    Section 9.  Term and Vesting of Options. Unless otherwise determined by the Board, an Option shall vest in the Grantee and shall be exercisable by the Grantee only to the following extent:

  (a)
  Thirty percent (30%) of the Maximum Number of Shares shall vest in the Grantee upon the grant of the Option; and

  (b)
  Subject to Section 15, on each of the first, second and third anniversaries of the date of grant of the Option, the Option shall vest in the Grantee to the extent of an additional twenty-three and one-third percent (23.33%) of the Maximum Number of Shares.

    At any time, subject to Section 12, a Grantee may exercise his Option for all or any portion of the Maximum Number of Shares which-is then vested. Unless otherwise determined by the Board, and subject to Sections 12 and 15, each vested portion of an Option shall be exercisable for a term of five (5) years from the date of vesting. Upon expiration of any such term, any vested portion of an Option not exercised in full shall expire and be of no further force or effect.

    Notwithstanding the foregoing provisions under this Section 9, upon a Change in Control (as defined below) an Option shall be fully vested. For purposes of this Section 9, a "Change in Control" shall occur upon any of the following events:

  (a)
  The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, or other equity or person, and as a result of such merger, consolidation or reorganization less than 70% of the combined voting power of the then-outstanding securities of such corporation, partnership, limited liability company, or other entity or person immediately after such transaction are held in the aggregate by holders of voting securities of the Company immediately prior to such transaction;

  (b)
  The Company sells all or substantially all of its assets to any other corporation, partnership, limited liability company, or other entity or person, and thereafter, less than 70% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

  (c)
  There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the

C–2

    "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (the "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 30% or more of the combined voting power of the then-outstanding voting securities of the Company.

  (d)
  The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(b) or Item 14 of Schedule 14A thereunder (or any successor schedule, form or report or item herein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

  (e)
  During any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority of the Board of Directors of the Company unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such two (2) year period.

    Section 10.  Assignability of Options. During the lifetime of the Grantee, the Option may be exercised only by him. Options and all rights thereunder shall be nonassignable and nontransferable by the Grantee other than by will or the laws of descent and distribution and in accordance with Sections 12 and 15(b) hereof.

    Section 11.  Option Price. The price per share of the Shares to be purchased pursuant to the exercise of any Option shall be as fixed by the Board, but in no event shall be less than the fair market value of a Share on the day on which the Option is granted. Fair market value shall be determined as provided in Section 20.2031-2 of the Federal Estate Tax Regulations and, if not inconsistent therewith, shall be the published closing bid price for such Shares on the largest public market to which they have been admitted for trading.

EXERCISE OF OPTIONS

    Section 12.  How to Exercise Option. An Option shall be exercised by delivery of a duly signed notice in writing specifying the number of Shares to be purchased making reference to the Option Agreement, together with the full purchase price of the Shares to be purchased, to the Secretary or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same; provided, however, that no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or government order or regulation.

    Section 13.  Payment for Shares. Payment for the Shares purchased pursuant to the exercise of an Option, including reimbursement to the Corporation of any funds it must set aside as withholding taxes, if any, on such portion of the price as may be determined to be income subject to withholding, shall be made at the time of the exercise of the Option, in cash or by check payable to the order of the Corporation or, if approved in each case by the Board, by one of the following: (i) delivery to the Corporation of cash for at least 25% of the Option price, plus the Grantee's promissory note which shall bear interest at the rate of 9% per-annum, which shall be payable over a period not to exceed two years from the date of exercise, and which shall be secured by a pledge of the Shares so purchased; or (ii) delivery to the Corporation of a number of Shares already owned by the Grantee which Shares have an aggregate market value equal to the aggregate Option-price; or (iii) such other method of payment as the Board "may determine, but in all cases only to the extent that the Board determines

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such payment or method of payment is good and legal consideration for the Shares purchased. The Corporation may lend money or guaranty loans by third parties to any individual to finance the exercise of any Option granted under the Plan onto carry Shares thereby acquired, in all cases to the extent that counsel for the Corporation determines such loan or guaranty to be in conformity with applicable provisions of law.

    Section 14.  Compliance With Securities Laws. Within a reasonable time after the due exercise of an Option, the Corporation shall cause to be delivered to the Grantee a certificate for the Shares purchased pursuant to the exercise of the Option. The Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the " same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations (including representations to the effect that such person will not dispose of such Shares in violation of the federal securities laws, if required by the Corporation) and furnish such information as may in the opinion of counsel for the Corporation be appropriate to permit the Corporation, in the light of the existence or nonexistence of an effective Registration Statement under the Securities Act of 1933, with respect to such Shares, to issue the Shares in compliance with the provisions of that or any comparable act. The Corporation may place any appropriate legend on any certificate evidencing the Shares. Nothing herein shall be deemed to require that the Corporation file or amend a Registration Statement.

    Section 15.  Termination of Service as Director.

  (a)
  In general, any unvested portion of an Option shall terminate at the close of business on the date on which the Grantee ceases to provide services to the Corporation for any reason whatsoever as a director, consultant or employee.

  (b)
  Notwithstanding the foregoing, if the cessation of the Grantee's service as a director is due to the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of the Grantee, any unvested portion of an Option which would have vested within the unserved portion; of such Grantee's term as a director shall vest as scheduled.

  (c)
  Nothing contained herein or in any Option Agreement shall be construed to confer upon any director any right to continue to serve as a director of the Corporation or' any Subsidiary or to derogate from any right of the Corporation or any Subsidiary.

    Section 16.  Adjustment of Optioned Shares. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Shares, or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, or if the Corporation shall merge or consolidate with another corporation, then, in any such event, the Option to the extent that it has not been exercised, shall entitle the holder upon its future exercise to such number and kind of securities or other property subject to the terms of the Option to which the holder would have been entitled had such holder actually owned the Shares subject to the unexercised portion of the Option "at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification, substitution, merger or consolidation; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares of the Corporation were being purchased thereunder, provided that no fractions shall be issued and the aggregate purchase price shall be appropriately reduced on account of any fractions not so issued. If any such event should occur, the number of Shares, with respect to which Options remain to be granted or with respect to which Options may be re-granted, shall be similarly adjusted.

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RULES. AMENDMENTS AND INTERPRETATION

    Section 17.  Amendment. Except as provided in Section 18, the Board may at any time withdraw or amend the Plan and the terms and conditions of any Options not previously granted, and the Board, with the consent of the affected holder of an Option may at any time withdraw, or amend the Plan and the terms end conditions of any Options which previously have been granted.

    Section 18.  Amendments Requiring Stockholders' Approval. Notwithstanding the provisions of Section 17, any amendment which has the effect of conforming this Plan to the requirements for an Incentive Stock Option Plan as set forth in the Code shall not be effective unless approved by the shareholders of the Corporation at a meeting called for such purpose within twelve months before or after the adoption of such amendment by the Board.

    Section 19.  Interpretation. A determination of the Board as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final.

    Section 20.  Rules and Regulations. the Board may establish and revise such rules, regulations and take such other actions with respect to the Plan as are not inconsistent with the resolutions of the shareholders authorizing the Plan, and as the Board deems advisable to make the Plan and Options effective and provide for their administration.

    Section 21.  Effectiveness of the Plan. The Plan became effective on August 3, 1992, the date of adoption by the Board of Directors and approval by the stockholders and, as amended on April 10, 1997 and            .

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PMR CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2001

    The undersigned hereby appoints Mark P. Clein and Susan D. Erskine, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of PMR Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of PMR Corporation to be held at PMR's offices at 501 Washington Street, 5th Floor, San Diego, California, on Wednesday, October 24, 2001 at 10:00 o'clock a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless a contrary direction is indicated, this Proxy will be voted, for all nominees listed in Proposal 1, for Proposal 2, and for proposal 3, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

Management recommends a vote for the nominees for director listed below.

Proposal 1:	To elect two directors to hold office until the 2004 Annual Meeting of Stockholders.
/ /	For all nominees listed below (except as marked to the contrary below)	/ /	Withhold Authority to vote for all nominees listed below.

Nominees: Susan D. Erskine and Richard A. Niglio.

To withhold authority to vote for above-named nominee(s) write nominee(s)' name(s) below:

Management recommends a vote for Proposal 2.

Proposal 2:	To approve an amendment to PMR's 1997 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 1,000,000.
/ /	For	/ /	Against	/ /	Abstain
DATED

SIGNATURE(S)

Management recommends a vote for Proposal 3.

Proposal 3:	To approve an amendment to PMR's Outside Directors' Non-qualified Stock Option Plan of 1992 to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 500,000.
/ /	For	/ /	Against	/ /	Abstain
DATED

SIGNATURE(S)
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

    Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

QuickLinks

SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2001
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS October 24, 2001 INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE
PROPOSAL 2 AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN TO INCREASE SHARES
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2
PROPOSAL 3 AMENDMENT TO THE OUTSIDE DIRECTORS' NON-QUALIFIED STOCK PLAN OF 1992 TO INCREASE SHARES
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
EMPLOYMENT CONTRACTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION(1)
REPORT OF THE AUDIT COMMITTEE OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE MEASUREMENT COMPARISON(1)
OTHER MATTERS
APPENDIX A PMR CORPORATION AUDIT COMMITTEE CHARTER
APPENDIX B PMR CORPORATION 1997 EQUITY INCENTIVE PLAN
RECITALS
THE PLAN
APPENDIX C PMR CORPORATION OUTSIDE DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN OF 1992
RULES. AMENDMENTS AND INTERPRETATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS